This is filed pursuant to Rule 497(e).
File Nos. 333-85164 and 811-21064.

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                             AllianceBernstein Global Research Growth Fund, Inc.
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Supplement dated April 28, 2008 to the Statement of Additional Information dated
November 1, 2007, of the AllianceBernstein Global Research Growth Fund, Inc.


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AllianceBernstein Global Research Growth Fund, Inc.

The following information replaces certain information with respect to the AllianceBernstein Global Research Growth Fund, Inc. in the Statement of Additional Information under the heading "Portfolio Transactions."

During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Fund incurred brokerage commissions amounting in the aggregate to $211,785, $218,288 and $124,665, respectively. During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, no brokerage commissions were paid to SCB & Co. During the fiscal year ended June 30, 2007, transactions in portfolio securities of the Fund aggregated $232,740,019. Brokerage commissions of approximately $147,729 were allocated to persons or firms supplying research services to the Fund or the Adviser.

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This Supplement should be read in conjunction with the Statement of Additional
Information for the Fund.

You should retain this Supplement with your Statement of Additional Information for future reference.

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